UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

RTB Digital, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 University Way, Suite C
Seattle, WA 98105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (855) 201-1613

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RTB	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Reference is made to the disclosure in Item 8.01 of this Current Report on Form 8-K (this “Form 8-K”), which disclosure is incorporated herein by reference. The Press Release (as defined below) is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Form 8-K under Item 8.01, including Exhibit 99.1 attached hereto, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof. The information set forth in this Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward-Looking Statements

This Form 8-K, including Exhibit 99.1 attached hereto, may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and the Company’s actual results may differ materially from those anticipated in these forward-looking statements. Such forward-looking statements are subject to risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ materially from those expressed in or implied by these statements.

This press release includes information that constitutes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements that are characterized by future or conditional words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such forward-looking statements include statements regarding the timing and effects of the merger transaction and the integration of the business of RTB into the combined post-merger company and the effects of the overall merger transaction and future operations of the post-merger company. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results to differ materially from those expressed in or contemplated by the forward-looking statements, such as the post-merger company being able to maintain its listing on Nasdaq for the common stock, having sufficient capital for its operations and planned business expansion, and developing its business and capturing users for its services. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

Item 8.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

99.1*	Press Release, dated September 18, 2026
104*	Cover Page Interactive Data File (embedded within the inline XBRL document).

*	Filed or furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTB Digital, Inc.

By:	/s/ James Heckman
	Name:	James Heckman
	Title:	Chief Executive Officer

Dated: September 18, 2026

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